COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 28, 2024 (Unaudited)*

		Shares	Value
COMMON STOCK—REAL ESTATE	70.9%
APARTMENT	5.3%
Apartment Income REIT Corp.(a)(b)		157,962	$5,129,026
Camden Property Trust		14,797	1,456,025
Essex Property Trust, Inc.(b)		84,489	20,683,752
Mid-America Apartment Communities, Inc.		41,311	5,435,701
UDR, Inc.(b)		526,833	19,708,823

			52,413,327

DATA CENTERS	7.9%
Digital Realty Trust, Inc.(a)(b)		304,158	43,810,918
Equinix, Inc.(b)(c)		41,836	34,528,506

			78,339,424

DIVERSIFIED	0.9%
WP Carey, Inc.(b)		157,234	8,874,287

FREE STANDING	4.6%
NETSTREIT Corp.		410,377	7,538,626
Realty Income Corp.(b)		708,213	38,314,323

			45,852,949

GAMING	2.6%
VICI Properties, Inc., Class A(b)		874,131	26,040,362

HEALTH CARE	7.5%
Healthcare Realty Trust, Inc., Class A		1,215,621	17,201,037
Welltower, Inc.(b)		614,859	57,452,425

			74,653,462

HOTEL	1.2%
Host Hotels & Resorts, Inc.		582,727	12,050,794

INDUSTRIALS	7.5%
Americold Realty Trust, Inc.		293,677	7,318,431
BG LLH, LLC (Lineage Logistics)(e)		61,115	6,230,012
Prologis, Inc.(a)(b)		466,323	60,724,581

			74,273,024

MANUFACTURED HOME	2.0%
Sun Communities, Inc.(b)		155,101	19,942,887

OFFICE	0.5%
Highwoods Properties, Inc.(b)		188,322	4,930,270

REGIONAL MALL	4.7%
Simon Property Group, Inc.(a)(b)		302,226	47,295,347

SELF STORAGE	3.8%
Extra Space Storage, Inc.(b)		182,754	26,864,838
Public Storage(b)		37,401	10,848,534

			37,713,372

SHOPPING CENTER	1.0%
Kimco Realty Corp.(b)		528,108	10,356,198

SINGLE FAMILY HOMES	4.8%
American Homes 4 Rent, Class A(b)		131,926	4,852,238
Invitation Homes, Inc.(b)(c)		1,217,399	43,351,579

			48,203,817

		Shares	Value
SPECIALTY	2.6%
Iron Mountain, Inc.(b)(c)		280,643	$22,510,375
Lamar Advertising Co., Class A		30,468	3,638,184

			26,148,559

TELECOMMUNICATIONS	11.4%
American Tower Corp.(b)		429,470	84,858,977
Crown Castle, Inc.(b)		266,436	28,196,922

			113,055,899

TIMBERLAND	2.6%
Rayonier, Inc.		208,060	6,915,915
Weyerhaeuser Co.(c)		522,452	18,761,251

			25,677,166

TOTAL COMMON STOCK (Identified cost—$527,900,518)			705,821,144

EXCHANGE-TRADED FUNDS	0.3%
CORPORATE BONDS
Invesco Preferred ETF(b)		216,079	2,567,018

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$2,314,874)			2,567,018

PREFERRED SECURITIES—EXCHANGE-TRADED	13.5%
BANKING	5.2%
Bank of America Corp., 4.25%, Series QQ(b)(f)		221,886	4,393,343
Bank of America Corp., 4.75%, Series SS(b)(f)		91,608	2,024,537
Bank of America Corp., 5.00%, Series LL(b)(f)		125,170	2,806,311
Bank of America Corp., 5.375%, Series KK(b)(f)		181,350	4,343,332
Bank of America Corp., 5.875%, Series HH(b)(f)		85,310	2,123,366
Bank of America Corp., 6.00%, Series GG(b)(f)		137,567	3,455,683
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)(b)		88,400	1,591,200
Federal Agricultural Mortgage Corp., 4.875%, Series G(b)(f)		93,596	1,906,551
JPMorgan Chase & Co., 4.55%, Series JJ(f)		35,699	764,316
JPMorgan Chase & Co., 5.75%, Series DD(b)(f)		79,336	1,984,987
Regions Financial Corp., 5.70% to 5/15/29, Series C(b)(f)(g)		78,811	1,859,940
Texas Capital Bancshares, Inc., 5.75%, Series B(b)(f)		99,590	2,028,648
U.S. Bancorp, 4.00%, Series M(f)		59,019	1,112,508
Wells Fargo & Co., 4.25%, Series DD(b)(f)		201,775	3,932,595
Wells Fargo & Co., 4.375%, Series CC(b)(f)		232,850	4,726,855
Wells Fargo & Co., 4.70%, Series AA(b)(f)		194,758	4,187,297
Wells Fargo & Co., 4.75%, Series Z(b)(f)		171,825	3,728,602
Wells Fargo & Co., 5.625%, Series Y(b)(f)		87,479	2,174,728
Wells Fargo & Co., 7.50%, Series L (Convertible)b)(f)		1,801	2,196,049

			51,340,848

BROKERAGE	1.5%
Morgan Stanley, 4.25%, Series O(b)(f)		162,254	3,267,796
Morgan Stanley, 5.85%, Series K(b)(f)		187,444	4,684,225
Morgan Stanley, 6.375%, Series I(a)(b)(f)		179,679	4,474,007
Morgan Stanley, 6.50%, Series P(b)(f)		82,182	2,162,208
Morgan Stanley, 6.875%, Series F(a)(b)(f)		25,704	646,713

			15,234,949

		Shares	Value
CONSUMER DISCRETIONARY PRODUCTS	0.1%
Ford Motor Co., Senior Debt, 6.50%, due 8/15/62		29,877	$742,145

CONSUMER STAPLE PRODUCTS	0.6%
CHS, Inc., 6.75% to 9/30/24, Series 3(b)(f)(g)		102,892	2,584,647
CHS, Inc., 7.10% to 4/29/24, Series 2(b)(f)(g)		110,595	2,897,589
CHS, Inc., 7.50%, Series 4(b)(f)		28,801	740,186

			6,222,422

FINANCE	0.7%
Affiliated Managers Group, Inc., 6.75%, due 3/30/64		100,000	2,552,000
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(b)(g)		80,059	2,117,560
TPG Operating Group II LP, 6.95%, due 3/15/64		104,563	2,747,916

			7,417,476

INDUSTRIALS	0.4%
LXP Industrial Trust, 6.50%, Series C(b)(f)		76,536	3,548,974

INSURANCE	3.0%
Allstate Corp., 7.375%, Series J(b)(f)		90,206	2,422,031
Arch Capital Group Ltd., 4.55%, Series G(b)(f)		67,650	1,399,678
Assurant, Inc., 5.25%, due 1/15/61(b)		31,954	728,551
Athene Holding Ltd., 4.875%, Series D(b)(f)		102,832	1,911,647
Athene Holding Ltd., 5.625%, Series B(f)		20,583	446,857
Athene Holding Ltd., 6.35% to 6/30/29, Series A(b)(f)(g)		118,320	2,819,565
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(b)(g)		98,556	2,511,207
Athene Holding Ltd., 7.75% to 12/30/27, Series E(b)(f)(g)		85,591	2,234,781
Brighthouse Financial, Inc., 5.375%, Series C(f)		49,282	1,011,267
Enstar Group Ltd., 7.00% to 9/1/28, Series D(b)(f)(g)		63,422	1,588,721
Equitable Holdings, Inc., 4.30%, Series C(f)		39,419	729,646
Equitable Holdings, Inc., 5.25%, Series A(b)(f)		51,202	1,168,942
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53(b)		108,670	2,842,807
Lincoln National Corp., 9.00%, Series D(f)		98,733	2,722,069
Prudential Financial, Inc., 5.95%, due 9/1/62(b)		44,116	1,131,575
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(b)(g)		137,357	3,556,173
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(b)(f)		39,843	754,228

			29,979,745

REGIONAL MALL	0.1%
Brookfield Property Partners LP, 5.75%, Series A(f)		49,281	628,826
TELECOMMUNICATION SERVICES	0.8%
AT&T, Inc., 4.75%, Series C(f)		70,607	1,419,907
AT&T, Inc., 5.00%, Series A(f)		81,345	1,737,529
AT&T, Inc., Senior Debt, 5.35%, due 11/1/66(b)		58,743	1,380,461
U.S. Cellular Corp., Senior Debt, 5.50%, due 3/1/70(b)		47,022	847,336
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70(b)		49,989	904,801
U.S. Cellular Corp., Senior Debt, 6.25%, due 9/1/69		87,323	1,687,080

			7,977,114

UTILITIES	1.1%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(b)(f)		78,000	1,326,000
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(b)(f)		60,941	1,051,842
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(b)		81,825	1,506,398
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(b)(f)		93,591	1,697,741

		Shares		Value
SCE Trust VII, 7.50%, Series M (TruPS)(b)(f)			200,800	$5,347,304

				10,929,285

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$133,272,651)				134,021,784

		Principal Amount**
PREFERRED SECURITIES—OVER-THE-COUNTER	57.2%
BANKING	33.9%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(f)(g)(h)(i)		EUR	1,800,000	1,875,324
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(f)(g)(h)(i)		EUR	1,800,000	2,008,711
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(f)(g)(h)			1,400,000	1,391,565
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(b)(f)(g)(h)			3,200,000	3,449,472
Banco de Credito e Inversiones SA, 8.75% to 2/8/29 (Chile)(f)(g)(h)(j)			800,000	825,500
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(f)(g)(h)(i)		EUR	800,000	836,076
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)(f)(g)(h)(i)		EUR	2,000,000	2,344,781
Banco Santander SA, 9.625% to 11/21/28 (Spain)(b)(f)(g)(h)			2,400,000	2,567,832
Banco Santander SA, 9.625% to 5/21/33 (Spain)(b)(f)(g)(h)			4,400,000	4,857,415
Bank of America Corp., 4.375% to 1/27/27, Series RR(f)(g)			1,563,000	1,469,130
Bank of America Corp., 5.875% to 3/15/28, Series FF(b)(f)(g)			2,916,000	2,875,038
Bank of America Corp., 6.10% to 3/17/25, Series AA(b)(f)(g)			4,192,000	4,214,062
Bank of America Corp., 6.125% to 4/27/27, Series TT(b)(f)(g)			4,210,000	4,232,023
Bank of America Corp., 6.25% to 9/5/24, Series X(b)(f)(g)			1,410,000	1,415,130
Bank of America Corp., 6.30% to 3/10/26, Series DD(b)(f)(g)			1,821,000	1,831,742
Bank of America Corp., 6.50% to 10/23/24, Series Z(a)(b)(f)(g)			2,363,000	2,370,911
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(f)(g)(h)(i)		EUR	1,200,000	1,281,881
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(f)(g)(h)(i)		EUR	2,000,000	2,196,644
Bank of Nova Scotia, 4.90% to 6/4/25 (Canada)(b)(f)(g)			1,880,000	1,854,663
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(g)			1,800,000	1,836,140
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(b)(g)			3,200,000	3,339,843
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(b)(f)(g)			700,000	700,786
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(b)(f)(g)(h)			3,800,000	3,672,246
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(f)(g)(h)		GBP	1,100,000	1,368,585
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(f)(g)(h)			1,300,000	1,300,571
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(f)(g)(h)(i)		GBP	2,300,000	2,961,381
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(f)(g)(h)		GBP	1,400,000	1,827,533
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(b)(f)(g)(h)			5,300,000	5,633,381
BNP Paribas SA, 4.625% to 1/12/27 (France)(b)(f)(g)(h)(j)			2,600,000	2,364,089
BNP Paribas SA, 4.625% to 2/25/31 (France)(b)(f)(g)(h)(j)			1,526,000	1,262,653
BNP Paribas SA, 7.00% to 8/16/28 (France)(b)(f)(g)(h)(j)			2,200,000	2,185,043
BNP Paribas SA, 7.375% to 8/19/25 (France)(b)(f)(g)(h)(j)			1,500,000	1,507,308
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(b)(f)(g)(h)(j)			6,800,000	6,978,044
BNP Paribas SA, 8.50% to 8/14/28 (France)(b)(f)(g)(h)(j)			4,600,000	4,819,659
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(b)(f)(g)(h)(j)			5,600,000	6,022,912
CaixaBank SA, 7.50% to 1/16/30 (Spain)(f)(g)(h)(i)		EUR	1,400,000	1,569,156
CaixaBank SA, 8.25% to 3/13/29 (Spain)(f)(g)(h)(i)		EUR	2,600,000	2,988,499
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(b)(f)(g)			9,965,000	9,335,447
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(b)(f)(g)			7,520,000	6,354,435
Charles Schwab Corp., 5.375% to 6/1/25, Series G(a)(b)(f)(g)			5,483,000	5,458,760
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)(b)			4,700,000	4,948,764
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(b)(f)(g)			4,599,000	4,351,910

	Principal Amount**			Value
Citigroup, Inc., 4.15% to 11/15/26, Series Y(b)(f)(g)		1,256,000		$1,160,084
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(b)(f)(g)		4,425,000		4,423,884
Citigroup, Inc., 6.25% to 8/15/26, Series T(b)(f)(g)		2,414,000		2,426,234
Citigroup, Inc., 7.625% to 11/15/28, Series AA(b)(f)(g)		4,228,000		4,449,408
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(b)(f)(g)		1,481,000		1,450,774
CoBank ACB, 6.25% to 10/1/26, Series I(f)(g)		4,334,000		4,256,146
CoBank ACB, 6.45% to 10/1/27, Series K(f)(g)		2,740,000		2,708,609
Commerzbank AG, 7.00% to 4/9/25 (Germany)(f)(g)(h)(i)		1,600,000		1,577,914
Credit Agricole SA, 4.75% to 3/23/29 (France)(b)(f)(g)(h)(j)		2,400,000		2,113,904
Credit Agricole SA, 6.50% to 9/23/29, Series EMTN (France)(f)(g)(h)(i)	EUR	4,200,000		4,607,284
Credit Agricole SA, 7.25% to 9/23/28, Series EMTN (France)(f)(g)(h)(i)	EUR	1,700,000		1,937,723
Credit Agricole SA, 8.125% to 12/23/25 (France)(b)(f)(g)(h)(j)		1,600,000		1,635,104
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(d)(f)(h)(j)(k)		1,200,000		138,000
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(d)(f)(h)(j)(k)		1,200,000		138,000
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(d)(f)(h)(j)(k)		1,000,000		115,000
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(f)(g)(h)		600,000		556,937
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(b)(f)(g)(h)		1,400,000		1,379,803
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)(f)(g)(h)(i)	EUR	3,400,000		3,986,755
Discover Financial Services, 6.125% to 6/23/25, Series D(f)(g)		790,000		793,606
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(f)(g)(j)		2,875,000		2,849,377
Farm Credit Bank of Texas, 9.601% (3 Month USD Term SOFR + 4.01%)(b)(f)(j)(l)		18,000	†	1,800,000
First Horizon Bank, 6.437% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(b)(f)(j)(l)		2,800	†	1,778,000
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(b)(f)(g)		2,951,000		2,702,710
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2 (United Kingdom)(b)(f)(g)(j)		3,432,000		4,324,680
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(f)(g)(h)		1,800,000		1,527,263
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(f)(g)(h)		1,000,000		965,069
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(b)(f)(g)(h)		1,700,000		1,667,956
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(b)(f)(g)(h)		3,600,000		3,745,624
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(b)(f)(g)		3,043,000		2,765,165
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(b)(f)(g)		4,061,000		3,714,097
ING Groep NV, 4.875% to 5/16/29 (Netherlands)(f)(g)(h)(i)		2,230,000		1,920,960
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(b)(f)(g)(h)		6,200,000		5,907,867
ING Groep NV, 6.50% to 4/16/25 (Netherlands)(a)(b)(f)(g)(h)		1,600,000		1,581,566
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(f)(g)(h)(i)		1,400,000		1,392,775
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(f)(g)(h)(i)		2,800,000		2,844,520
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(b)(f)(g)(h)(j)		4,400,000		4,393,305
Intesa Sanpaolo SpA, 9.125% to 9/7/29 (Italy)(f)(g)(h)(i)	EUR	1,600,000		1,931,939
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(f)(g)		1,722,000		1,723,768
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(b)(f)(g)		9,488,000		9,841,639
JPMorgan Chase & Co., 8.818% (3 Month USD Term SOFR + 3.512%), Series Q(b)(f)(l)		994,000		994,773
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)(b)(f)(g)(h)		800,000		791,070
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(b)(f)(g)(h)		3,400,000		3,394,908
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(b)(f)(g)(h)		2,300,000		2,321,542
M&T Bank Corp., 3.50% to 9/1/26, Series I(f)(g)		861,000		662,549
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(b)(f)(g)(h)		5,200,000		5,090,752
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(b)(f)(g)(h)		2,300,000		2,314,209
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(b)(f)(g)(h)(j)		2,070,000		2,054,295
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(b)(f)(g)		4,401,000		4,313,191
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(b)(f)(g)		3,973,000		3,972,588
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(b)(f)(g)		5,282,000		5,132,374
Regions Financial Corp., 5.75% to 6/15/25, Series D(b)(f)(g)		1,472,000		1,453,781

		Principal Amount**			Value
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(f)(g)(h)(i)			1,200,000		$1,188,000
Societe Generale SA, 5.375% to 11/18/30 (France)(b)(f)(g)(h)(j)			4,200,000		3,549,473
Societe Generale SA, 6.75% to 4/6/28 (France)(b)(f)(g)(h)(j)			1,800,000		1,644,229
Societe Generale SA, 8.00% to 9/29/25 (France)(b)(f)(g)(h)(j)			2,000,000		2,010,516
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(b)(f)(g)(h)(j)			5,200,000		5,397,928
Societe Generale SA, 10.00% to 11/14/28 (France)(b)(f)(g)(h)(j)			2,000,000		2,126,726
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(b)(f)(g)(h)(j)			3,600,000		3,588,430
State Street Corp., 6.70% to 3/15/29, Series I(a)(b)(f)(g)			4,140,000		4,211,299
Swedbank AB, 7.75% to 3/17/30 (Sweden)(f)(g)(h)(i)			2,200,000		2,186,232
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(b)(g)			5,600,000		5,887,577
Truist Financial Corp., 4.95% to 9/1/25, Series P(b)(f)(g)			898,000		883,258
Truist Financial Corp., 5.10% to 3/1/30, Series Q(b)(f)(g)			3,523,000		3,294,848
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(b)(f)(g)			2,460,000		2,227,975
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(b)(f)(g)(h)(j)			2,200,000		2,025,578
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(f)(g)(h)(i)			2,600,000		2,577,026
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(f)(g)(h)(j)			5,000,000		5,429,875
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(f)(g)(h)(j)			5,400,000		6,107,600
U.S. Bancorp, 3.70% to 1/15/27, Series N(b)(f)(g)			1,878,000		1,633,503
U.S. Bancorp, 5.30% to 4/15/27, Series J(b)(f)(g)			1,535,000		1,473,456
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(b)(f)(g)			11,740,000		11,177,082
Wells Fargo & Co., 5.875% to 6/15/25, Series U(b)(f)(g)			1,732,000		1,732,520
Wells Fargo & Co., 5.95%, due 12/15/36(a)(b)			2,969,000		2,994,818
Wells Fargo & Co., 7.625% to 9/15/28(a)(b)(f)(g)			5,080,000		5,441,737

					337,204,212

BROKERAGE	0.6%
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)(b)			3,042,000		3,172,677
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(b)(f)(g)			2,551,000		2,715,134

					5,887,811

CONSUMER STAPLE PRODUCTS	0.8%
Dairy Farmers of America, Inc., 7.875%(a)(b)(f)(j)			82,000	†	7,913,000

ENERGY	0.7%
BP Capital Markets PLC, 4.375% to 6/22/25(f)(g)			280,000		275,124
BP Capital Markets PLC, 4.875% to 3/22/30(f)(g)			3,187,000		3,050,423
BP Capital Markets PLC, 6.45% to 12/1/33(b)(f)(g)			2,880,000		2,989,696

					6,315,243

FINANCE	0.7%
American Express Co., 3.55% to 9/15/26, Series D(b)(f)(g)			3,017,000		2,800,098
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(a)(b)(g)(j)			1,499,000		1,425,840
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(b)(g)(j)			2,365,000		2,205,936
PNC Financial Services Group, Inc., 3.40% to 9/15/26, Series T(f)(g)			742,000		650,393

					7,082,267

INSURANCE	8.0%
Aegon Ltd., 5.50% to 4/11/28, due 4/11/48 (Netherlands)(b)(g)			800,000		776,623
Allianz SE, 3.50% to 11/17/25 (Germany)(b)(f)(g)(h)(j)			1,400,000		1,302,004
Allianz SE, 6.35% to 3/6/33, due 9/6/53 (Germany)(b)(g)(j)			2,000,000		2,104,362
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(b)(g)			2,900,000		2,957,122
AXA SA, 6.375% to 7/16/33, Series EMTN (France)(f)(g)(h)(i)		EUR	1,350,000		1,515,557
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b)(g)			1,475,000		1,317,763
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(b)(g)			2,820,000		2,826,199
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(b)(g)			2,975,000		2,776,593

		Principal Amount**	Value
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(a)(b)(g)		2,484,000	$2,412,969
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(b)(f)(g)		1,365,000	1,337,412
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(b)(g)(j)		3,582,000	3,230,334
Hartford Financial Services Group, Inc., 7.694% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(b)(j)(l)		2,200,000	1,960,075
ILFC E-Capital Trust I, 7.145% (3 Month USD Term SOFR + 1.812%), due 12/21/65 (TruPS)(b)(j)(l)		1,483,000	1,162,056
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51(b)(g)(j)		2,346,000	2,123,521
Lincoln National Corp., 9.25% to 12/1/27, Series C(b)(f)(g)		1,395,000	1,506,283
Markel Group, Inc., 6.00% to 6/1/25(b)(f)(g)		1,195,000	1,186,705
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(a)(b)(j)		3,181,000	3,418,389
MetLife, Inc., 9.25%, due 4/8/38(a)(b)(j)		7,665,000	8,994,379
MetLife, Inc., 10.75%, due 8/1/39(a)(b)		3,592,000	4,876,280
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 5.875% to 11/23/31, due 5/23/42 (Germany)(b)(g)(j)		1,400,000	1,423,228
Nippon Life Insurance Co., 6.25% to 9/13/33, due 9/13/53 (Japan)(g)(j)		986,000	1,031,651
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(f)(g)(h)(i)		1,200,000	1,174,377
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a)(b)(g)		3,790,000	3,775,293
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(b)(g)		4,586,000	4,660,867
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(b)(g)		2,520,000	2,626,326
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(g)(i)		1,700,000	1,675,446
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(a)(b)(f)(g)(j)		4,200,000	4,167,961
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(f)(g)(h)(i)		1,700,000	1,483,675
SBL Holdings, Inc., 6.50% to 11/13/26(b)(f)(g)(j)		2,510,000	1,965,079
SBL Holdings, Inc., 7.00% to 5/13/25(b)(f)(g)(j)		2,100,000	1,795,500
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(b)(f)(g)(j)		3,600,000	3,594,862
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)(g)(i)		3,300,000	2,740,092

			79,898,983

PIPELINES	5.8%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(g)		780,000	740,794
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(b)(g)		4,020,000	3,809,365
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b)(g)		5,120,000	5,013,398
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)(g)		5,330,000	5,196,889
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b)(g)		1,914,000	1,927,752
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(b)(g)		4,056,000	4,172,622
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(b)(g)		3,780,000	3,942,907
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(b)(g)		4,470,000	4,867,987
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(b)(f)(g)		2,170,000	2,132,333
Energy Transfer LP, 7.125% to 5/15/30, Series G(b)(f)(g)		3,050,000	2,985,298
Energy Transfer LP, 8.00% to 2/15/29, due 5/15/54(g)		1,880,000	1,973,306
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a)(b)(g)		9,764,000	9,014,205
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(b)(g)		5,307,000	4,851,406
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a)(b)(g)		7,225,000	7,038,112

			57,666,374

RETAIL & WHOLESALE—STAPLES	0.2%
Land O’ Lakes, Inc., 7.00%(b)(f)(j)		1,650,000	1,262,250
Land O’ Lakes, Inc., 7.25%(b)(f)(j)		945,000	760,725

			2,022,975

SHOPPING CENTER	0.7%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(a)(b)(g)(j)		4,995,000	4,801,747

		Principal Amount**		Value
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(b)(g)(j)			2,300,000	$2,132,155

				6,933,902

TELECOMMUNICATION SERVICES	0.3%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(f)(g)(i)		EUR	1,200,000	1,344,689
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(b)(g)			2,290,000	1,976,153

				3,320,842

UTILITIES	5.5%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(b)(g)			5,618,000	4,957,637
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(b)(g)			2,670,000	2,412,729
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(b)(g)			1,600,000	1,475,511
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(b)(f)(g)			4,987,000	4,693,596
Edison International, 5.00% to 12/15/26, Series B(f)(g)			1,238,000	1,175,979
Edison International, 5.375% to 3/15/26, Series A(b)(f)(g)			3,860,000	3,744,926
Edison International, 7.875% to 3/15/29, due 6/15/54(b)(g)			2,140,000	2,203,828
Electricite de France SA, 7.50% to 9/6/28, Series EMTN (France)(f)(g)(i)		EUR	1,800,000	2,108,555
Electricite de France SA, 9.125% to 3/15/33 (France)(a)(b)(f)(g)(j)			1,800,000	1,987,533
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a)(b)(g)			7,709,000	7,642,503
Enel SpA, 6.625% to 4/16/31, Series EMTN (Italy)(f)(g)(i)		EUR	1,000,000	1,176,656
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(b)(g)			1,382,000	1,260,704
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a)(b)(g)			2,407,000	2,314,157
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(b)(g)			4,990,000	5,018,771
Sempra, 4.125% to 1/1/27, due 4/1/52(b)(g)			3,360,000	3,116,555
Sempra, 4.875% to 10/15/25(a)(b)(f)(g)			2,581,000	2,531,816
Sempra, 6.875% to 7/1/29, due 10/1/54(b)(g)			3,620,000	3,660,882
Southern California Edison Co., 9.767% (3 Month USD Term SOFR + 4.461%), Series E(b)(f)(l)			1,900,000	1,909,265
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(g)			1,687,000	1,579,253

				54,970,856

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$567,036,343)				569,216,465

		Ownership%††
PRIVATE REAL ESTATE	1.3%
OFFICE
Legacy Gateway JV LLC, Plano, TX(m)			33.6%	12,930,302

TOTAL PRIVATE REAL ESTATE (Identified cost—$14,071,976)				12,930,302

		Shares
SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.25%(n)			4,238,765	4,238,765

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,238,765)				4,238,765

		Value
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,248,835,127)	143.6%	$1,428,795,478
WRITTEN OPTION CONTRACTS (Premiums received—$79,960)	(0.0)	(67,890)
LIABILITIES IN EXCESS OF OTHER ASSETS	(43.6)	(433,631,043)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)	(125,000)

NET ASSETS (Equivalent to $20.82 per share based on 47,791,434 shares of common stock outstanding)	100.0%	$994,971,545

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Received	Value
Call—Simon Property Group, Inc.	$165.00	5/17/24	(123)	$(1,924,827)	$(19,996)	$(31,980)
Put—Equinix, Inc.	700.00	5/17/24	(10)	(825,330)	(11,564)	(5,101)
Put—Equinix, Inc.	720.00	5/17/24	(23)	(1,898,259)	(25,769)	(15,540)
Put—Extra Space Storage, Inc.	125.00	5/17/24	(11)	(161,700)	(2,008)	(869)
Put—Crown Castle, Inc.	90.00	6/21/24	(180)	(1,904,940)	(20,623)	(14,400)
			(347)	$(6,715,056)	$(79,960)	$(67,890)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$105,000,000	0.670%	Monthly	5.424%(p)	Monthly	9/15/25	$6,442,362	$14,370	$6,456,732
87,500,000	1.240%	Monthly	5.424%(p)	Monthly	2/3/26	5,597,100	2,272	5,599,372
65,000,000	0.762%	Monthly	5.424%(p)	Monthly	9/15/26	5,726,223	11,417	5,737,640
105,000,000	1.237%	Monthly	5.424%(p)	Monthly	9/15/27	10,304,955	19,514	10,324,469
						$28,070,640	$47,573	$28,118,213

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the period ended March 28, 2024.

Over-the-Counter Total Return Swap Contracts

Counterparty	Notional Amount	Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity	Position	Maturity Date	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas	$6,316,070	0.25%	Monthly	BNPXCHY5 Index(q)	Short	5/15/24	$(61,241)	$—	$(61,241)
BNP Paribas	EUR 5,821,321	0.30%	Monthly	BNPXCEX5 Index(r)	Short	5/15/24	11,326	—	11,326
							$(49,915)	$—	$(49,915)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	2,426,991	USD	2,632,776	4/3/24	$14,417
Brown Brothers Harriman	EUR	30,117,665	USD	32,625,864	4/3/24	133,424
Brown Brothers Harriman	GBP	4,067,084	USD	5,144,686	4/3/24	11,417
Brown Brothers Harriman	USD	35,151,808	EUR	32,544,656	4/3/24	(41,009)
Brown Brothers Harriman	USD	5,138,273	GBP	4,067,084	4/3/24	(5,004)
Brown Brothers Harriman	EUR	31,923,010	USD	34,518,031	5/2/24	37,884
Brown Brothers Harriman	GBP	828,138	USD	1,045,864	5/2/24	464
Brown Brothers Harriman	GBP	4,063,898	USD	5,134,715	5/2/24	4,654

						$156,247

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound
ICON	Income Capital Obligation Note
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	March 28, 2024 represents the last business day of the Fund’s quarterly period. See Note 1 of the accompanying Notes to Consolidated Schedule of Investments.
**	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $348,413,266 in aggregate has been rehypothecated.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,176,706,267 in aggregate has been pledged as collateral.
(c)	All or a portion of the security is pledged in connection with written option contracts. $3,603,643 in aggregate has been pledged as collateral.
(d)	Non–income producing security.
(e)

Restricted security. Aggregate holdings equal 0.6% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469. Security value is determined based on significant unobservable inputs (Level 3).

(f)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(g)	Security converts to floating rate after the indicated fixed-rate coupon period.
(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $175,435,531 which represents 17.6% of the net assets of the Fund (12.1% of the managed assets of the Fund).

(i)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $57,432,628 which represents 5.8% of the net assets of the Fund, of which 0.0% are illiquid.

(j)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $139,947,815 which represents 14.1% of the net assets of the Fund, of which 0.4% are illiquid.

(k)	Security is in default.
(l)	Variable rate. Rate shown is in effect at March 28, 2024.
(m)	Security value is determined based on significant unobservable inputs (Level 3).
(n)	Rate quoted represents the annualized seven-day yield.
(o)	Represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(p)	Based on USD-SOFR-OIS. Represents rates in effect at March 28, 2024.
(q)	The index intends to track the performance of the CDX.NA HY.
(r)	The index intends to track the performance of the iTraxx Crossover CDS.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Quarterly Period

Since March 28, 2024 represents the last day during the Fund’s quarterly period on which the New York Stock Exchange was open for trading, the Fund’s consolidated schedule of investments have been presented through that date.

Note 2. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options and total return swaps are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party brokerdealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RNP Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 28, 2024 in valuing the Fund’s investments carried at value:

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 28, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$68,043,012	$—	$6,230,012	(a)	$74,273,024
Other Industries	631,548,120	—	—		631,548,120
Exchange-Traded Funds	2,567,018	—	—		2,567,018
Preferred Securities—Exchange-Traded	134,021,784	—	—		134,021,784
Preferred Securities—Over-the-Counter	—	569,216,465	—		569,216,465
Private Real Estate—Office	—	—	12,930,302	(b)	12,930,302
Short-Term Investments	—	4,238,765	—		4,238,765

Total Investments in Securities(c)	$836,179,934	$573,455,230	$19,160,314		$1,428,795,478

Forward Foreign Currency Exchange Contracts	$—	$202,260	$—		$202,260
Interest Rate Swap Contracts	—	28,118,213	—		28,118,213
Total Return Swaps Contracts	—	11,326	—		11,326

Total Derivative Assets(c)	$—	$28,331,799	$—		$28,331,799

Forward Foreign Currency Exchange Contracts	$—	$(46,013)	$—		$(46,013)
Written Option Contracts	(47,249)	(20,641)	—		(67,890)
Total Return Swaps Contracts	—	(61,241)	—		(61,241)

Total Derivative Liabilities(c)	$(47,249)	$(127,895)	$—		$(175,144)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 2-Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2023	Transfer out of Level 3	Change in unrealized appreciation (depreciation)	Balance as of March 28, 2024
Common Stock—Real Estate—Industrials	$6,644,979	$—	$(414,967)	$6,230,012
Preferred Securities—Over-the-Counter—Consumer Staple Products(a)	7,831,000	(7,913,000)	82,000	—
Private Real Estate—Office	13,053,225	—	(122,923)	12,930,302

(a)

As of December 31, 2023, the Fund used significant unobservable inputs in determining the value of this investment. As of March 28, 2024, the same investment was transferred from Level 3 to Level 2 as a result of the availability of observable inputs.

The change in unrealized appreciation (depreciation) attributable to securities owned on March 28, 2024 which were valued using significant unobservable inputs (Level 3) amounted to $(537,890).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 28, 2024	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrial	$6,230,012	Market Comparable Companies	Enterprise Value/ EBITDA(b)Multiple	20.0x	Increase
Private Real Estate—Office	$12,930,302	Discounted Cash Flow	Terminal Capitalization Rate Discount Rate	7.00% 8.00%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 3. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the monthly average volume of the Fund’s option contracts, total return swap contracts and forward foreign currency exchange contracts activity for the three months ended March 28, 2024:

	Purchased Option Contracts(a)(b)	Written Option Contracts(a)(b)	Total Return Swap Contracts(b)	Forward Foreign Currency Exchange Contracts(b)
Average Notional Amount	$1,873,542	$11,074,997	$12,491,306	$38,206,973

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for the period in which the Fund had option contracts, total return swap contracts and forward foreign exchange contracts outstanding at month-end. For the period, this represents one month for purchased option contracts, three months for written option contracts, three months for total return swap contracts and three months for forward foreign currency exchange contracts.